UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 23, 2006

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 Fourth Avenue S.W., Calgary, Alberta, Canada	T2P 0H6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	1-800-567-3776

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
     As a consequence of the Company’s three-for-one stock split that took effect pursuant to Articles of Amendment dated May 23, 2006, pursuant to Rule 416(b) of the Securities Act of 1933:
1.	the Company’s Registration Statement on Form S-3 (File No. 33-41418) relating to its Dividend Reinvestment and Share Purchase Plan is hereby amended, to add to the number of Common Shares registered thereby 3,565,880 additional Common Shares resulting from such stock split; and

2.	the Company’s Registration Statement on Form S-8 (File No. 333-87240) relating to the 2002 Imperial Oil Incentive Stock Option Plan is hereby amended, to add to the number of Common Shares registered thereby 3,859,300 additional Common Shares resulting from such stock split.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: May 23, 2006	By:	/s/ Brian Livingston
		Name:	Brian Livingston
		Title:	Vice President, General Counsel and Corporate Secretary

	By:	/s/ Brent Latimer
		Name:	Brent Latimer
		Title:	Assistant Secretary